MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:40			UBS Investment Bank

Bond:	10A1
Balance:	5,777,400
Coupon:	8
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	9.335	10.681	12.466	14.255	16.046

AVG LIFE	18.098	5.882	2.9	1.943	1.466
DURATION	7.984	3.736	2.208	1.563	1.207
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	5/33	8/22	9/12	8/09	5/08

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:40			UBS Investment Bank

Bond:	10A2
Balance:	51,996,600
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.555	7.892	9.717	11.529	13.34

AVG LIFE	18.098	5.882	2.9	1.943	1.466
DURATION	9.909	4.169	2.349	1.635	1.252
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	5/33	8/22	9/12	8/09	5/08

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:40			UBS Investment Bank

Bond:	10A3
Balance:	6,437,000
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.573	6.668	7.088	8.083	8.862

AVG LIFE	29.169	22.43	11.739	5.399	3.847
DURATION	13.017	11.625	7.816	4.413	3.283
FIRST PAY	5/33	8/22	9/12	8/09	5/08
LAST PAY	12/34	12/34	12/34	6/11	5/09

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:40			UBS Investment Bank

Bond:	10A4
Balance:	7,615,000
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.736	6.988	7.169	7.411	8.061

AVG LIFE	20.549	13.783	10.903	8.543	5.481
DURATION	10.722	8.438	7.338	6.242	4.453
FIRST PAY	1/10	1/10	1/10	1/10	5/09
LAST PAY	12/34	12/34	12/34	11/34	12/12

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:41			UBS Investment Bank

Bond:	10B1
Balance:	2,063,738
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.791	7.052	7.238	7.372	7.488

AVG LIFE	19.35	13.037	10.351	8.986	8.081
DURATION	10.081	7.976	6.963	6.378	5.948
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	12/34	11/34	9/34

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:41			UBS Investment Bank

Bond:	10B2
Balance:	898,602
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.791	7.052	7.238	7.372	7.488

AVG LIFE	19.35	13.037	10.351	8.986	8.081
DURATION	10.081	7.976	6.963	6.378	5.948
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	12/34	11/34	7/34

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:41			UBS Investment Bank

Bond:	10B3
Balance:	479,763
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.791	7.052	7.238	7.372	7.488

AVG LIFE	19.35	13.037	10.351	8.986	8.081
DURATION	10.081	7.976	6.963	6.378	5.948
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	12/34	10/34	6/34

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:41			UBS Investment Bank

Bond:	10B4
Balance:	395,994
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.791	7.052	7.238	7.372	7.488

AVG LIFE	19.35	13.037	10.351	8.986	8.081
DURATION	10.081	7.976	6.963	6.378	5.948
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	11/34	10/34	5/34

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:41			UBS Investment Bank

Bond:	10B5
Balance:	289,380
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.791	7.052	7.238	7.372	7.488

AVG LIFE	19.35	13.037	10.351	8.986	8.081
DURATION	10.081	7.976	6.963	6.378	5.948
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	11/34	10/34	3/34

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:41			UBS Investment Bank

Bond:	10B6
Balance:	197,997
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.791	7.052	7.238	7.372	7.488

AVG LIFE	19.35	13.037	10.351	8.986	8.081
DURATION	10.081	7.976	6.963	6.378	5.948
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	11/34	10/34	1/34

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:41			UBS Investment Bank

Bond:	10AX
Balance:	3,643,828.20
Coupon:	5.75
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	1.936	-7.096	-16.583	-26.601	-37.266

AVG LIFE	19.365	8.48	4.871	3.295	2.444
DURATION	10.216	10.551	10.923	11.337	11.777
FIRST PAY	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	12/34	10/34	8/33

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413J	30 year	6.1's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/28/2004 16:41			UBS Investment Bank

Bond:	10PO
Balance:	0.01
Coupon:	0
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	6.28
WAM:	358.11
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	-999	-999	-999	-999	-999

AVG LIFE	0	0	0	0	0
DURATION	0	0	0	0	0
FIRST PAY	1/06	1/06	1/06	1/06	1/06
LAST PAY	1/05	1/05	1/05	1/05	1/05

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.